NUMBER

SHARES

PETROSHARE

INCORPORATED UNDER THE LAWS OF THE STATE OF COLORADO

AUTHORIZED: 100,000,000 SHARES OF COMMON STOCK,
$0.001 PAR VALUE PER SHARE

CUSIP 71677L 10 6

SEE REVERSE FOR
CERTAIN DEFINITIONS

This Certifies That

is the owner of

Fully Paid and Non-Assessable Shares of Common Stock, $0.001 Par Value of

PETROSHARE CORP.

transferable on the books of this Corporation in person or by attorney upon surrender of this Certificate duly endorsed or assigned. This Certificate and the shares represented hereby are subject to the laws of the State of Colorado, and to the Articles of Incorporation and the Bylaws of the Corporation, as now or hereafter amended. This Certificate is not valid until countersigned by the Transfer Agent.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.

Dated:

PRESIDENT / SECRETARY

PETROSHARE CORP
CORPORATE
SEAL
COLORADO

Countersigned:
CORPORATE STOCK TRANSFER, INC.
3200 Cherry Creek South Drive, Suite 430
Denver, CO 80209

By ______________________
Transfer Agent and Registrar Authorized Officer

050

© Mountain Financial Print & Design, LLC

PETROSHARE CORP.

CORPORATE STOCK TRANSFER, INC.

TRANSFER FEE: AS REQUIRED

THE COMPANY IS AUTHORIZED TO ISSUE SHARES OF COMMON STOCK AND PREFERRED STOCK AND WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS IN WRITING THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF, THE VARIATIONS IN PREFERENCES, LIMITATIONS AND RIGHTS DETERMINED FOR EACH SERIES, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES FOR FUTURE CLASSES OR SERIES.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - ____________ Custodian ____________
(Cust) (Minor)
under Uniform Gifts to Minors

Act ______________________________
(State)

Additional abbreviations may also be used though not in the above list.

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

FOR VALUE RECEIVED, ____ hereby sell, assign and transfer unto

____

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

____

____

____

____ Shares

of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

____ Attorney to transfer

the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated: ____________________ 20________,

Signature: X____

Signature(s) Guaranteed:

Signature: X____

THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.